SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): April 24, 1997


                         FIRST SOUTH AFRICA CORP., LTD.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)


                                     BERMUDA
                 ----------------------------------------------
                 (state or other jurisdiction of incorporation)


        0-27494                                              N/A
------------------------                       ---------------------------------
(Commission file number)                       (IRS employer identification no.)


             CLARENDON HOUSE, CHURCH STREET, HAMILTON HM CX, BERMUDA
             -------------------------------------------------------
               (address of principal executive offices) (zip code)


Registrant's telephone number, including area code: (441) 295-1422


                                 NOT APPLICABLE
             ------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)       Financial Statements of Business Acquired

                    Provided herein on pages F-1 to F-14 are the following financial statements of Gull Foods CC ("Gull"):

                    (i)       Unaudited Balance Sheet at December 31, 1996;

                    (ii) Unaudited Statements of Income for the ten months ended December 31, 1996 and 1995;

                    (iii) Unaudited Statements of Cash Flows for the ten Months ended December 31, 1996 and 1995;

                    (iv) Notes to the Unaudited Financial Statements for the ten months ended December 31, 1996 and 1995;

                    (v)       Audited Balance Sheet at February 29, 1996;

                    (vi) Audited Statements of Income for the years ended February 29, 1996 and February 28, 1995;

                    (vii) Audited Statements of Cash Flows for the years ended February 29, 1996 and February 28, 1995;

                    (viii) Audited Statements of Changes in Stockholders' Investment for the years ended February 29, 1996 and February 28, 1995; and

                    (ix) Notes to the Audited Financial Statements for the years ended February 29, 1996 and February 28, 1995.

          (b)       Pro Forma Financial Information

                    Provided herein on pages F-15 to F-18 are the following pro forma consolidated financial statements for First South Africa Corp., Ltd., and Gull:

                    (i) Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996;

                    (ii) Unaudited Pro Forma Consolidated Statement of Income for the six months ended December 31, 1996 and the year ended June 30, 1996;

                    (iii) Notes to Unaudited Pro Forma Consolidated Balance Sheet and Statement of Income.

          (c)       Exhibits

                    Exhibit
                    Number               Description
                    ------               -----------

                    1* Sale of Business Agreement between Gull Foods CC, Ian Store, Alan James, Douglas Varkevisser, Marlys Store, First South African Holdings (Proprietary) Limited and First South Africa Corp., Ltd.


--------
*   The document was filed as an exhibit to the original Form 8-K.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FIRST SOUTH AFRICA CORP., LTD.


                                                By: /S/ CLIVE KABATZNIK
                                                   -----------------------
                                                   Clive Kabatznik
                                                   President

Date: July 3, 1997

                                 GULL FOODS CC
                            UNAUDITED BALANCE SHEET
                            AS AT DECEMBER 31, 1996


                                                                    December 31,
                                                                        1996
                                                                          $
                                                                    ------------
                                     ASSETS

CURRENT ASSETS

               Cash on hand                                             611,685
               Trade accounts receivable                              1,051,578
               Less: Allowance for bad debts                               --
                                                                     ----------
                                                                      1,051,578
               Inventories (net)                                        783,026
               Prepaid expenses and other current assets                  7,023
                                                                     ----------
Total current assets                                                  2,453,312

      Plant and equipment                                             1,177,879
      Less: Accumulated depreciation                                   (337,263)
                                                                     ----------
                                                                        840,616

      Loans to related parties                                          295,154
                                                                     ----------
                                                                      3,589,082
                                                                     ==========


                     LIABILITIES AND STOCKHOLDERS INVESTMENT

Current liabilities

        Current portion of long term debt                                93,318
        Bank overdraft payable                                           56,833
        Trade accounts payable                                        1,119,557
        Income taxes payable                                            684,996
                                                                     ----------
Current liabilities                                                   1,954,704

        Long term debt                                                  223,016
        Deferred income taxes                                             4,871
                                                                     ----------
Total liabilities                                                     2,182,591

Stockholder's investment
        Common stock                                                      7,221
        Retained earnings                                             1,647,863
        Foreign currency translation adjustments                       (248,593)
                                                                     ----------
                                                                      3,589,082
                                                                     ==========

                                  GULL FOODS CC
                          UNAUDITED STATEMENT OF INCOME
            FOR THE TEN MONTHS ENDED AS AT DECEMBER 31, 1996 AND 1995


                                                    December 31,    December 31,
                                                       1996             1995
                                                         $                $
                                                     ----------      ----------

Revenues                                              9,455,224       9,172,227
Operating expenses
  Cost of sales                                       5,456,678       5,431,680
  Selling, general and administrative costs           3,019,539       2,907,718
                                                     ----------      ----------
                                                      8,476,217       8,339,398
                                                     ----------      ----------

Operating income                                        979,007         832,829
Other income                                             99,090           8,958
Interest expense                                        (32,316)         (2,297)
                                                     ----------      ----------

Income before income taxes                            1,045,781         839,490
Provision for taxes on income                          (357,011)       (293,821)
                                                     ----------      ----------
Net income                                              688,770         545,669
Retained earnings at beginning of the period            959,093         414,457
                                                     ----------      ----------
Retained earnings at end of the period                1,647,863         960,126
                                                     ==========      ==========

                                  GULL FOODS CC
                        UNAUDITED STATEMENT OF CASH FLOWs
           FOR THE TEN MONTHS ENDED AS AT DECEMBER 31, 1996 AND 1995


                                                       December 31, December 31,
                                                            1996         1995
                                                              $            $
                                                           --------    --------

CASH FLOWS FROM OPERATING ACTIVITIES
        Net income                                          688,770     545,669
        Adjustments to reconcile net income to cash
        provided by operating activities:
        Depreciation                                        148,259      71,541
        Deferred income taxes                                 4,912        --
        Effect of changes in assets and liabilities         107,308      89,061
                                                           --------    --------
             Net cash provided by operating activities      949,249     706,271
                                                           --------    --------

CASH FLOWS FROM INVESTING  ACTIVITIES
        Net additions to plant and equipment               (680,162)   (277,925)
        Increase in loans to related companies               (5,586)    (56,823)
                                                           --------    --------
             Net cash utilized by investing activities     (685,748)   (334,748)
                                                           --------    --------
CASH FLOWS FROM FINANCING  ACTIVITIES
        Net borrowings in bank overdraft                     59,623     211,043
        Net repayments of long term debt                    (66,187)       --
        Net borrowings in short term debt                    47,136        --
                                                           --------    --------
             Net cash provided by financing activities       40,572     211,043

Effect of exchange rate changes on cash                     (85,705)     (1,361)
Net increase in cash on hand                                218,368     581,205
Cash on hand at beginning of period                         393,317        --
                                                           --------    --------
Cash on hand at end of period                               611,685     581,205
                                                           ========    ========

                  NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
              FOR THE TEN MONTHS ENDED DECEMBER 31, 1996 AND 1995


1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Unaudited interim financial statements

     The accompanying unaudited financial statements of the company have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with Article 10 of Regulation S-X. Accordingly they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited interim financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of the company at December 31, 1996 and the results of operations and cash flows for the periods presented.

     Results for interim periods are not necessarily indicative of results to be expected for the full year.

     These financial statements should be read in conjunction with the financial statements and notes included in the form 10 K for the period ended June 30, 1996 and the form 10 Q for the period ended December 31, 1996.


2    INVENTORY

     Inventory for the period ended December 31, 1996 consists of the following:



                                          December 31,
                                             1996
                                               $
                                          ------------

     Raw materials                           256,156

     Packing materials                       365,728

     Finished goods                          161,142
                                          ----------
                                             783,026
                                          ==========



3    CONTINGENT LIABILITIES

     South African secondary tax on companies at 12.5 percent is payable on all future dividend declarations.


4    EVENTS SUBSEQUENT TO DECEMBER 31, 1996

     Subsequent to December 31, 1996 an agreement was reached to dispose of the business of Gull Foods CC to First South African Holdings (Proprietary) Limited, a subsidiary of First South Africa Corp., Ltd.

                                 GULL FOODS CC
                   AUDITED BALANCE SHEET AT FEBRUARY 29, 1996


                                                                    February 29,
                                                                        1996
                                                                          $
                                                                    ------------

                                     ASSETS

CURRENT ASSETS

     Cash on hand                                                       393,317
     Trade accounts receivable                                          698,968
     Less: Allowance for bad debts                                         --
                                                                        698,968
                                                                     ----------
     Inventories (net)                                                  457,784
     Prepaid expenses and other current assets                            6,435
                                                                     ----------
                                                                      1,556,504

Plant and equipment                                                     647,152
Less: Accumulated depreciation                                         (239,457)
                                                                     ----------
                                                                        407,695

Loans to related companies                                              354,194
                                                                     ----------
                                                                      2,318,393


             LIABILITIES AND STOCKHOLDERS INVESTMENT


CURRENT LIABILITIES

     Current portion of long term debt                                   59,134
     Trade accounts payable                                             578,766
     Income taxes payable                                               414,114
                                                                     ----------
Total current liabilities                                             1,052,014

     Long term debt                                                     349,641
     Deferred income taxes                                                  230
                                                                     ----------
Total liabilities                                                     1,401,885

STOCKHOLDER'S INVESTMENT
     Common stock                                                         7,221
     Retained earnings                                                  959,093
     Foreign currency translation adjustments                           (49,806)
                                                                     ----------
                                                                      2,318,393
                                                                     ==========

                                  GULL FOODS CC
                          AUDITED STATEMENTS OF INCOME
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


                                                     February 29,   February 28,
                                                         1996           1995
                                                           $              $
                                                     -----------    -----------

Revenues                                              10,910,302      7,270,767
                                                     -----------    -----------
Operating expenses
     Cost of sales                                     6,241,299      4,514,074
     Selling, general and administrative costs         3,866,133      2,376,329
                                                     -----------    -----------
                                                      10,107,432      6,890,403
                                                     -----------    -----------

Operating income                                         802,870        380,364
Other income                                              36,743         24,014
Interest expense                                         (20,127)        (1,872)

Income before income taxes                               819,486        402,506
Provision for taxes on income                           (274,850)      (140,877)
                                                     -----------    -----------

Net income                                               544,636        261,629
                                                     ===========    ===========

                                  GULL FOODS CC
                        AUDITED STATEMENTS OF CASH FLOWS
           FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995



                                                             February 29, February 28,
                                                                 1996         1995
                                                                  $            $
                                                               --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                 544,636     261,629
     Adjustments to reconcile net income to cash provided by
     operating activities:
     Depreciation                                                85,469      47,353
     Deferred income taxes                                          240        --
     Effect of changes in assets and liabilities                 44,186    (171,762)
                                                               --------    --------
          Net cash provided by operating activities             674,531     137,220


CASH FLOWS  FROM  INVESTING  ACTIVITIES
     Net  additions  to plant and  equipment                   (309,116)   (168,298)
     Increase in loans to related companies                    (212,030)   (162,958)
                                                               --------    --------
          Net cash utilized by investing activities            (521,146)   (331,256)
                                                               --------    --------


Cash flows  from  financing  activities
     Net (repayments)/borrowings in bank overdraft             (169,553)    174,397
     Net repayments in loans from related companies                --      (180,136)
     Net proceeds of long term debt                             365,700        --
     Net repayments in short term debt                           61,850        --
                                                               --------    --------
          Net cash provided by financing activities             257,997      (5,739)
                                                               --------    --------

Effect of exchange rate changes on cash                         (18,065)     (5,156)
Net increase/(decrease) in cash on hand                         393,317    (204,931)
Cash on hand at beginning of year                                  --       204,931
                                                               --------    --------
Cash on hand at end of year                                     393 317        --
                                                               ========    ========

                                  GULL FOODS CC
                              AUDITED STATEMENTS OF
             CHANGES IN STOCKHOLDERS INVESTMENT FOR THE YEARS ENDED
                    FEBRUARY 29, 1996 AND FEBRUARY 28, 1995

                                                               Foreign
                                                               currency
                                Capital         Retained      translation
                                 Stock          earnings      adjustments         Total
                                   $               $                $               $
                                --------        --------        --------         --------
Balance at February 28, 1994       7,221         152,828          (2,832)         157,217

Net income                          --           261,629            --            261,629

Translation adjustment              --              --             1,283            1,283
                                --------        --------        --------         --------
Balance at February 28, 1995       7,221         414,457          (1,549)         420,129

Net income                          --           544,636            --            544,636

Translation adjustment              --              --           (48,257)         (48,257)
                                --------        --------        --------         --------

Balance at February 29, 1996       7,221         959,093         (49,806)         916,508
                                ========        ========        ========         ========


                                  GULL FOODS CC
                    NOTES TO THE AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


1    BUSINESS AND FORMATION OF THE COMPANY

     Gull Foods CC was registered in February 1985 and conducts the business of a multi - disciplinary convenience food manufacturer.


2    SUMMARY OF ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with Generally Accepted Accounting Practice in the United States of America, on the historical cost basis and incorporate the following significant accounting policies:

     FOREIGN CURRENCY TRANSLATION

     The functional currency is that of South African Rand. Accordingly the following rates of exchange have been used for translation purposes:

     * Assets and liabilities are translated to United States Dollars using the exchange rates at the balance sheet date

     * Common stock is translated to United States Dollars using the historical rates at date of acquisition.

     * Revenues and expenses, gains and losses are translated to United States Dollars using the weighted average exchange rates during the year.

     The  resultant  translation  adjustments  are reported in the  component of
     Stockholders'   investment  designated  as  "Foreign  currency  translation adjustments".

     FOREIGN ASSETS AND LIABILITIES

     Transactions in foreign currencies arise as a result of plant, equipment and raw materials purchased from foreign countries.

     Transactions in foreign currencies are accounted for at the rates ruling at transaction date. Exchange gains and losses are charged to the income statement during the period in which they occur. Foreign assets and liabilities of the company which are not denominated in South African Rand are converted into South African Rand at the rates ruling at financial year end or the rates of forward cover purchased.

                                  GULL FOODS CC
                    NOTES TO THE AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


     INVENTORIES

     Inventories are valued at the lower of cost and net realizable value. Cost is determined on the following basis:

     *    Raw materials and consumables are valued at actual cost.

     * Work in progress and finished goods are valued at direct raw material cost plus labour costs and related manufacturing overhead expenses.

     * Redundant and slow moving inventory is identified and written down with regard to its estimated economic or residual value.

     PLANT AND EQUIPMENT

     Plant, machinery, vehicles, equipment, furniture and fittings and kitchen equipment is depreciated on the straight line basis so that the cost of the assets are written off over their estimated useful lives.

     The following rates are considered appropriate:

                                              Period
                                             in years
                                             --------

          Plant, machinery and equipment          5

          Vehicles                                5

          Furniture and fittings                 10


     GROSS REVENUE

     Gross revenue comprises the gross invoiced value of sales in respect of trading operations before discounts, and excludes value added taxation. The company recognizes revenue on the accrual basis upon delivery of the products to the customers.


     INCOME TAXES

     Income tax expense is based on reported earnings before income taxes. Deferred income taxes represent the impact of temporary timing differences between the amounts of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. Deferred taxation is provided on the comprehensive basis and is measured by applying currently enacted tax laws.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     As at the end of February 1996 the carrying value of accounts receivable and accounts payable approximate their fair value.

                                  GULL FOODS CC
                    NOTES TO THE AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


3    INVENTORIES

     Inventories for the year ended February 29, consist of the following:



                                           February 29,
                                              1996
                                                $
                                             -------
               Raw materials                 175,098
               Packing materials             235,156
               Finished goods                 47,530
                                             -------
                                             457,784



4    PLANT AND EQUIPMENT

     Plant and equipment consist of the following:



                                                 Accumulated         Net book
                                  Cost           depreciation         value
                              February 29,       February 29,      February 29,
                                  1996              1996              1996
                                    $                 $                 $
                                --------          --------          --------

     Plant and machinery         456,114          (182,149)          273,965
     Furniture and fittings       27,554            (7,319)           20,235
     Motor vehicles              142,357           (45,764)           96,593
     Kitchen equipment            21,127            (4,225)           16,902
                                --------          --------          --------
                                 647,152          (239,457)          407,695
                                ========          ========          ========


     Certain plant and equipment is encumbered as security for the liabilities of the company (Refer note 5)

                                  GULL FOODS CC
                    NOTES TO THE AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


5    LONG TERM DEBT



                                                                    February 29,
                                                                       1996
                                                                         $
                                                                    ------------

     FINDEVCO (PROPRIETARY) LIMITED - LONG TERM LOAN

     Repayable  in 48  monthly  in  instalments  of $ 7 838 at an effective  interest  rate  varying  between 6% and 16.5% per
     annum   commencing   on  September   1,  1996.   Secured  by
     suretyships by the members of $376,224.                            376,784


     STANNIC - INSTALMENT SALE AGREEMENTS

     Repayable in 36 monthly  instalment of $ 296 at an effective interest rate of 18.5% per annum  commencing on December 30,
     1995. Secured by certain plant and equipment.                       10,019


     STANNIC - FINANCE LEASE LIABILITIES

     Repayable  monthly at effective  interest rates of 17.5% per
     annum. Secured by certain plant and equipment.                      21,972
                                                                         ------
                                                                        408 775


     Less: current portion                                              (59,134)
                                                                        -------

     Total long term debt                                               349,641
                                                                        =======



6    OPERATING LEASES


     Gull foods CC lease factory buildings and certain factory equipment under operating leases. These leases all expire within the next five years.

     In most cases management expects that in the normal course of business, the leases will be renewed or replaced by other leases.

     The following shows the composition of total rental expenses for all operating leases except those with a term of one month or less:



                             February 29,          February 28,
                                1996                  1995
                                  $                     $
                             ------------          ------------

     Minimum rentals          141,021               113,846
                              =======               =======



7    OTHER INCOME

     Other  income  includes  proceeds  from  insurance  claims,   scrap  sales,
     discounts received, interest received and sundry income.

                                  GULL FOODS CC
                    NOTES TO THE AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


8    INTEREST EXPENSE

                                          February 29,    February 28,
                                             1996            1995
                                               $               $
                                          ------------    ------------

              Current bank account          16,550           1,872
              Lease interest                 3,577            --
                                            ------          ------
                                            20,127           1,872



9    INCOME TAXES

     Income taxes are accounted for under Statement of Financial Accounting Standards no. 109 "Accounting for Income Tax" ("SFAS 109"), an asset and liability method. SFAS 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax bases and financial reporting bases of the company's assets and liabilities. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carry forwards, to the extent that realization of such benefit is more likely than not.

     The provision for income tax charged to continuing operations was as follows:

                                            February 29,    February 28,
                                                1996           1995
                                                  $              $
                                               -------        -------
    NORMAL
         South African
            Current                            274,174        140,877
            Prior year                             436           --
                                               -------        -------
         Total current taxes                   274,610        140,877
                                               -------        -------

    DEFERRED
         South African
            Current                                240           --
                                               -------        -------
         Total deferred taxes                      240           --
                                               -------        -------

         Provision for taxes on income         274,850        140,877
                                               =======        =======


     The provision for taxes on income differs from the amount of income tax determined by applying the applicable South African statutory tax rate to pre-tax income from continuing operations as a result of the following differences:

                                            February 29,    February 28,
                                                1996           1995
                                                  %              %
                                               -------        -------


     South African statutory tax rate            35.0           35.0
     Permanent differences - not taxable         (2.0)            --
     Prior year underprovision                    0.5             --
                                               -------        -------
                                                 33.5           35.0

                                  GULL FOODS CC
                    NOTES TO THE AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1995


10   CASH FLOWS

     The changes in assets and liabilities consist of the following:



                                                      February 29,  February 28,
                                                          1996          1995
                                                            $             $
                                                         --------    --------

Decrease/(increase) in receivables                         70,678    (538,749)
Increase in inventories                                  (396,242)    (51,076)
Increase in prepaid expenses and other current assets        (196)     (1,557)
Increase in trade accounts payable                        106,568     276,146
Increase in income taxes payable                          263,378     143,474
                                                         --------    --------
                                                           44,186    (171,762)

Supplemental disclosures of cash flow information:

Interest paid                                              20,127       1,872
                                                         ========    ========

Income taxes paid/(refunded)                               11,472      (2,597)
                                                         ========    ========

11   EMPLOYMENT BENEFITS

     The company participates in a medical aid scheme which provides medical cover for employees on an annual basis. Neither the company nor the medical aid are liable for post retirement medical costs. The company has no liability for employees medical costs in excess of the contributions to the medical fund.



                                                      February 29,  February 28,
                                                          1996          1995
                                                            $             $
                                                         --------    --------

       Medical aid contributions                           4,888       3,868
                                                           =====       =====


12   CONTINGENT LIABILITIES

     South African secondary tax on companies at 12.5 percent is payable on all future dividends declared.

13   EVENTS SUBSEQUENT TO FEBRUARY 29, 1996

     Subsequent to the year end, an agreement was reached to sell the business of Gull Foods CC to First South African Holdings (Proprietary) limited, a subsidiary of First South Africa Corp., Ltd, an entity under common control.

                         FIRST SOUTH AFRICA CORP., LTD.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (unaudited)

                                         Consolidated     Gull Foods
                                          Company at        CC at        Pro Forma          Pro Forma
                                          December 31,   December 31,   Adjustments       Consolidated
                                              1996           1996            $                 $
                                          -----------    -----------    -----------       -----------
                                     ASSETS

CURRENT ASSETS

     Cash on hand                           3,471,472        611,685     (4,083,157)(1)          --
     Trade accounts receivable              8,924,132      1,051,578           --           9,975,710
     Less: Allowance for bad debts           (481,225)         (--)            --            (481,225)
                                          -----------    -----------    -----------       -----------
                                            8,442,907      1,051,578           --           9,494,485

     Inventories (net)                      4,984,965        783,026           --           5,767,991
     Prepaid expenses and other
     current assets                           701,656          7,023           --             708,679
                                          -----------    -----------    -----------       -----------
Total current assets                       17,601,000      2,453,312     (4,083,157)       15,971,155



Plant and equipment                        13,145,569      1,177,879           --          14,323,448
Less: Accumulated depreciation             (3,519,817)      (337,263)          --          (3,857,080)
                                          -----------    -----------    -----------       -----------
                                            9,625,752        840,616           --          10,466,368


Goodwill                                      242,294           --             --             242,294
Recipes and other intellectual
 property                                   6,324,846           --        4,044,146(1)     10,368,992
Other assets                                  180,527           --             --             180,527
Loans to related parties                         --          295,154           --             295,154
Deferred income taxes                           7,406         (4,871)          --               2,535
                                          -----------    -----------    -----------       -----------
                                           33,981,825      3,584,211        (39,011)       37,527,025
                                          ===========    ===========    ===========       ===========


                    LIABILITIES AND STOCKHOLDERS INVESTMENT


CURRENT LIABILITIES
  Current portion of long term
  debt                                        134,739         93,318           --             228,057
  Bank overdraft payable                    2,505,163         56,833         54,570(1)      2,616,566
  Trade accounts payable                    4,781,132      1,119,557           --           5,900,689
  Other provisions and accruals             4,667,348           --             --           4,667,348
  Income taxes payable                      1,512,368        684,996           --           2,197,364
                                          -----------    -----------    -----------       -----------
Total current liabilities                  13,600,750      1,954,704         54,570        15,610,024


  Long term debt                            4,299,528        223,016           --           4,522,544
                                          -----------    -----------    -----------       -----------
                                           17,900,278      2,177,720         54,570        20,132,568

STOCKHOLDER'S INVESTMENT
   Common stock                                41,805          7,221         (6,982)(1)        42,044
   Capital in excess of par                20,746,840           --        1,312,671        22,059,511
   Retained earnings                       (2,060,916)     1,647,863     (1,647,863)(1)    (2,060,916)
   Foreign currency translation
    adjustments                            (2,653,489)      (248,593)       248,593        (2,653,489)
   Income restricted as to
    distribution                                7,307           --             --               7,307
                                          -----------    -----------    -----------       -----------
                                           33,981,825      3,584,211        (39,011)       37,527,025
                                          ===========    ===========    ===========       ===========

                         FIRST SOUTH AFRICA CORP., LTD.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (unaudited)


SIX MONTHS ENDED DECEMBER 31, 1996

                             Consolidated                    Pro Forma       Pro Forma
                               Company      Gull Foods CC   Adjustments    Consolidated
                                  $               $             $               $
                              ----------     ----------     ----------     ----------
Revenues                      25,807,141      5,983,029           --       31,790,170
                              ----------     ----------     ----------     ----------
Operating expenses
     Cost of sales            14,052,806      3,406,918           --       17,459,724
     Selling, general and
     administrative costs      9,241,682      2,079,894         80,883(2)  11,402,459
                              ----------     ----------     ----------     ----------
                              23,294,488      5,486,812         80,883     28,862,183


Operating income/(loss)        2,512,653        496,217        (80,883)     2,927,987
Other income                     510,601         87,819           --          598,420
Interest expense                (574,208)       (30,757)          --         (604,965)
                              ----------     ----------     ----------     ----------


Income/(loss) before
 income taxes                  2,449,046        553,279        (80,883)     2,921,442
Provision for taxes
 on income                      (622,555)      (184,882)        28,309 (2)   (779,128)
                              ----------     ----------     ----------     ----------

Net income/(loss)              1,826,491        368,397        (52,574)     2,142,314
                              ==========     ==========     ==========     ==========

Weighted average number
 of shares outstanding
 at December 31, 1996                                                  (3)  5,004,040


Net profit per share                                                             0.43



YEAR ENDED JUNE 30, 1996

                             Consolidated                    Pro Forma       Pro Forma
                               Company      Gull Foods CC   Adjustments    Consolidated
                                  $               $             $               $
                              ----------     ----------     ----------     ----------

Revenues                      14,911,097     11,300,822           --       26,211,919
                              ----------     ----------     ----------     ----------
Operating expenses
  Cost of sales                8,385,511      6,415,620           --       14,801,131
  Selling, general and
   administrative costs        5,134,431      3,666,984        161,766 (4)  8,963,181
  Non cash compensation
   charge                      6,314,000          --              --        6,314,000
                              ----------     ----------     ----------     ----------
                              19,833,942     10,082,604        161,766     30,078,312
                              ----------     ----------     ----------     ----------

Operating (loss)/income       (4,922,845)     1,218,218       (161,766)    (3,866,393)
Other income                     539,636         40,245           --          579,881
Interest expense                (865,733)       (15,834)          --         (881,567)
                              ----------     ----------     ----------     ----------

(Loss)/income before
 income taxes                 (5,248,942)     1,242,629       (161,766)    (4,168,079)
Provision for taxes
 on income                      (488,618)      (423,559)        56,618 (4)   (855,559)
                              ----------     ----------     ----------     ----------

Net (loss)/ income            (5,737,560)       819,070       (105,148)    (5,023,638)
                              ==========     ==========     ==========     ==========

Weighted average number
 of shares outstanding
 at June 30, 1996                                                      (5)  2,132,126


Net loss per share                                                              (2.36)

                         FIRST SOUTH AFRICA CORP., LTD.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                      BALANCE SHEET AND STATEMENT OF INCOME


1    REFLECTS THE ACQUISITION OF GULL FOODS CC

     The purchase price and adjustments arising as a result of the acquisition are as follows:


      238,663 shares of FSAH class B stock  issued to
      Gull Foods CC members at $5.50  each,  the fair
      market  value of the  shares  at the  effective
      date of the agreement.                                          1,312,910
      Cash portion of purchase consideration                          4,137,727
                                                                    -----------
               Total purchase price                                   5,450,637

      Common  stockholders  equity at December 31, 1996
               Capital  stock                                            (7,221)
               Retained earnings                                     (1,647,863)
               Foreign currency translation adjustments                 248,593
                                                                    -----------
               Intellectual property rights acquired                  4,044,146
                                                                    ===========

      A contingent second, third and fourth instalment, based on the pre-tax profit of the business is payable as follow:

      Second Instalment
           4 times pre-tax  profit for the year ending
           June 30, 1998  multiplied by 16 percent.

      Third instalment
           4 times pre-tax profit for the year ending
           June 30, 1999 multiplied by 16 percent.

      Fourth instalment
           4 times pre-tax  profit for the year ending
           June 30, 2000  multiplied by 16 percent.

      These instalments will be paid as follows:

          The vendors may elect to receive shares in First SA Food Holdings Limited, a company listed on the Johannesburg Stock Exchange and a subsidiary of First South African Holdings (Proprietary) Limited, in lieu of the instalment due, alternatively the amount may be settled as follows:

          50 percent by the issuance of FSAH class B stock.

          50 percent by a cash consideration.


2    AMORTIZATION OF INTANGIBLES FOR THE SIX MONTH PERIOD

     Amortization of other intangibles which represents the rights to intangible knowledge acquired from the selling stockholders. Amortized over a twenty five year period.


      Other intangibles                                               4,044,146
                                                                    -----------

      Amortization charge for the six months ended
      December 31, 1996                                                  80,883
                                                                    -----------

      Taxation  effect of  amortization  at 35%, the South African statutory  tax rate,  for the six months ended  December 31,
      1996                                                               28,309
                                                                    -----------

3    CALCULATION OF WEIGHTED AVERAGE NUMBER OF SHARES FOR THE SIX MONTH PERIOD

      The weighted average number of shares at December 31, 1996 has been adjusted to take into account the shares issued as part of the purchase consideration of Gull Foods CC


      Weighted average number of shares per the 10 Q, December 31,
      1996                                                            4,765,377
      FSAH class B stock issued as part of the consideration for
      Gull Foods CC                                                     238,663
                                                                    -----------
                                                                      5,004,040
                                                                    -----------


4    AMORTIZATION OF INTANGIBLES FOR THE YEAR ENDED JUNE 30, 1996

     Amortization of other intangibles which represents the rights to intangible knowledge acquired from the selling stockholders. Amortized over a twenty five year period.


     Other intangibles                                                4,044,146
                                                                    -----------

     Amortization charge for the year ended June 30, 1996               161,766
                                                                    -----------

     Taxation effect of  amortization  at 35%, the South African
     statutory tax rate, for the year ended June 30, 1996                56,618
                                                                    -----------

5 CALCULATION OF WEIGHTED AVERAGE NUMBER OF SHARES FOR THE YEAR ENDED JUNE 30, 1996

     The weighted average number of shares at June 30, 1996 has been adjusted to take into account the shares issued as part of the purchase consideration of Gull Foods CC


     Weighted  average  number of  shares  per the 10 K, June 30,
     1996                                                             1,893,463

     FSAH class B stock issued as part of the  consideration  for
     Gull Foods CC                                                      238,663
                                                                    -----------
                                                                      2,132,126
                                                                    -----------